UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):		July 29, 2015
PEER TO PEER NETWORK
(Exact name of registrant as specified in its charter)
Nevada	001-33968	45-4928294
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2360 Corporate Circle, Suite 400, Henderson, NV		89074-772
(Address of principal executive offices)		(Zip Code)

(702) 608-7360
Registrant's telephone number, including area code n/a
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Tangiers Note

On August 7, 2015, the registrant Peer to Peer Network ("Company") sold a 10% Convertible Promissory Note ("Tangiers Note") to Tangiers Investment Group, LLC ("Tangiers") in the principal amount of up to $110,000. The payment tranches of the Tangiers Note mature in one year from respective funding. The Tangiers Note carries a 10% original issue discount. On August 10, 2015 the Company received $27,500 initial payment of the principal from Tangiers, less $2,750 in original discount, so that the Company realized net proceeds of $25,000. The Tangiers Note accrues interest at 10% annually and is convertible into shares of Company common stock at a price equal to the lower of 50% of the lowest trading price during the twenty (20) trading days prior to the date of conversion, or 50% of the lowest trading price during the twenty (20) trading days prior to August 7, 2015. The Tangiers Note carries certain covenants, piggyback registration rights, anti-dilution rights, default rights and redemption rights, all as discussed therein. A copy of the Tangiers Note is attached hereto as Exhibit 10.1.

JMJ Note

On July 29, 2015, the Company sold a $150,000 Convertible Note ("JMJ Note") to JMJ Financial, a Nevada sole proprietorship ("JMJ") in the principal amount of up to $150,000. The payment tranches of the JMJ Note mature in one year from respective funding. The Tangiers Note carries a 10% original issue discount. The Company received $27,500 initial payment of the principal from JMJ, less $2,750 in original discount, so that the Company realized net proceeds of $25,000. If the JMJ Note is repaid in full within 90 days of issuance there is 0% interest, if it s not, then a one-time 12% interest charge is applied to the principal. The JMJ Note is convertible into shares of Company common stock at a price equal to the lower of $0.002 or 60% of the lowest trading price during the twenty-five (25) trading days prior to the date of conversion. The JMJ Note carries certain covenants, piggyback registration rights, anti-dilution rights, and default rights, all as discussed therein. A copy of the JMJ Note is attached hereto as Exhibit 10.2.

ITEM 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE ARRANGEMENT OF A REGISTRANT.

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01 above for the issuance of the Tangiers Note and JMJ Note. The notes were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(a)(2) of the Securities Act of 1933, as amended, ("Securities Act"), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

10.1	Tangiers Note
10.2	JMJ Note

PEER TO PEER NETWORK
Dated : August 10, 2015	/s/ Christopher Esposito
Christopher Esposito
Chief Executive Officer